UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 19, 2011

GENON ENERGY, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure
In this Current Report on Form 8-K, “GenOn Energy” refers to GenOn Energy, Inc., and “we,” “us” and “our” refer to GenOn Energy and its consolidated subsidiaries.
On September 20, 2011, members of our executive management will make a presentation at the Bank of America/Merrill Lynch Power and Gas Leaders Conference using the materials attached to this Current Report on Form 8-K as Exhibit 99.1. These presentation materials will be available on the Investor Relations page of our web site at www.genon.com.
Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits. We furnish the following exhibit:
99.1	GenOn Energy, Inc. Presentation for Bank of America/Merrill Lynch Power and Gas Leaders Conference, held on September 20, 2011
INFORMATION FURNISHED
The information in Item 7.01 and in the exhibit 99.1 included as part of this Form 8-K are being furnished, not filed. Accordingly, the information will not be incorporated by reference into any filing or report by us with the Securities and Exchange Commission, whether made before or after the date hereof, unless specifically identified as being incorporated by reference therein.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENON ENERGY, INC. (Registrant)
Date: September 19, 2011	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit
Number	Exhibit Description

99.1	GenOn Energy, Inc. Presentation for Bank of America/Merrill Lynch Power and Gas Leaders Conference, held on September 20, 2011